                                                                 EXHIBIT 10.19.2

                                OPTION AGREEMENT


         THIS OPTION AGREEMENT, entered into as of the 29th day of December, 1998, by and between:

                  STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership, whose principal office is located at 5 North Pleasant Street, New London, New Hampshire 03257, represented herein by Joseph
                  E. Rendini, Vice President of Strategic Timber Operating Co., a Delaware corporation, its sole general partner (hereafter referred to as "Purchaser") and

                  C. EDWARD BROOM, a person of the full age of majority residing in the County of Merrimack, State of New Hampshire, whose mailing address is 339 Route 103A, New London, New Hampshire 03257 (hereafter referred to as "Seller"), who declared that he is married to Joan M. Broom, with whom he is presently living and residing, and that he acquired the property herein described for his separate estate with separate and paraphernal funds under his administration, and that the said property is his separate and paraphernal property.


                              W I T N E S S E T H:

         WHEREAS, Seller is the owner of certain real property described on EXHIBIT A attached hereto and made a part hereof (hereinafter referred to as the "Property"), and

         WHEREAS, Seller desires to grant to Purchaser and Purchaser desires to obtain from Seller an option to purchase the Property.

         NOW THEREFORE, for and in consideration of ONE THOUSAND DOLLARS ($1,000.00) paid to Seller by Purchaser contemporaneously herewith, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller and Purchaser hereby agree as follows:

         1. Seller does hereby grant to Purchaser an exclusive option to purchase the Property (hereinafter referred to as the "Option") on the following terms and conditions:

                  (a) The Option shall be exercisable by Purchaser by written notice to Seller given at any time on or before December 31, 2000.

                  (b) If Purchaser exercises the Option, the purchase price for the Property shall be the sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), plus interest thereon at the rate of eight percent (8%) per annum, compounded annually (as of the anniversary date hereof), from the date hereof to the date of Closing, subject to any deductions provided for in subparagraph 1(d) below. Such sum shall be payable in cash by wire transfer of immediately available funds or by certified or cashier's check at Closing.

                  (c) If Purchaser exercises the Option, the closing of the sale of the Property pursuant hereto (the "Closing") shall be held on the date which is sixty (60) days after the date of Purchaser's exercise of the Option (or if such 60th day is a Saturday, Sunday or legal holiday, then on the next day which is not a Saturday, Sunday or legal holiday), at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, NE, Atlanta, Georgia 30309, or such earlier date and time, and/or such other location, as may be designated by Purchaser upon not less than three (3) days prior notice to Seller.

                  (d) If Purchaser exercises the Option, at the Closing Seller shall convey to Purchaser good and marketable fee simple title to the Property by act of sale, with warranty of title only against acts of Seller or those claiming by, through or under Seller, free and clear of all mortgages, liens, restrictions, agreements, encumbrances and other matters affecting title, except for (i) those matters not created or suffered by Seller existing as of the time Seller took title to the Property, (ii) ad valorem real property taxes not yet due and payable, and (iii) such matters (if any) as shall have been consented to by Purchaser in writing after the date hereof. Ad valorem real property taxes on the Property for the year of Closing and income from leases and other contracts affecting the Property shall be prorated as of Closing. In the event Seller fails or refuses to convey such title to Purchaser, Purchaser in addition to all other rights and remedies which it may have at law or in equity, may remove any title matter created or suffered by Seller without the prior written consent of Purchaser and deduct all costs and expenses incurred by Purchaser in connection with such removal (including, but not limited to, attorney's fees) from the amount of the purchase price otherwise payable as provided in subparagraph 1(b) hereof. At the Closing Seller shall also execute and deliver to Purchaser an owner's affidavit reasonably satisfactory to Purchaser, an affidavit as to the non-foreign status of Seller, a certification of information for 1099-S report filing purposes, an assignment of any contracts, leases, licenses or permits affecting the Property, and such other documents and instruments as may be reasonably necessary or desirable for the consummation of the purchase and sale pursuant to the Option. Seller and Purchaser agree to do such other acts and to execute and deliver such other documents and instruments as are reasonably necessary or desirable for the consummation of the purchase and sale pursuant to the Option. Purchaser shall pay any transfer tax in connection with the conveyance of the Property and the cost of recording the act of sale.

         2. All notices permitted or required to be made hereunder shall be in writing, signed by the party giving notice and shall be delivered personally or by commercial courier or sent by registered or certified mail, to the other party hereto, addressed as follows:

         TO PURCHASER:                               TO SELLER:

         Strategic Timber Partners, L.P.             C. Edward Broom
         5 North Pleasant Street                     339 Route 103A
         New London, New Hampshire                   New London, New Hampshire

or to such other address and to the attention of such person(s) as either party shall designate in a notice to the other. The date of personal delivery or courier delivery or the date of mailing, as the case may be, shall be the date of such notice.

         3. If not sooner exercised, the Option shall automatically terminate and be of no further force or effect at 11:59 PM, December 31, 2000.

         4. This Option Agreement shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective heirs, successors, successors-in-title and assigns, and any reference to Seller or to Purchaser hereunder shall be deemed to include the heirs, successors, successors-in-title and assigns of such party.

         AND NOW TO THESE PRESENTS intervenes Joan M. Broom, who declared that she is the spouse of Seller, with whom she is presently living and residing, appearing herein to acknowledge that the property herein described is the separate and paraphernal property of Seller, and was acquired with separate and paraphernal funds under the administration of Seller. Intervenor declares that she is separate in property with Seller and that no community of acquets and gains exists between them. Intervenor does hereby quitclaim and assign to Seller all right, title and interest of Seller in the property herein described, if any.

         IN WITNESS WHEREOF, the parties have executed this Option Agreement on April, 1999, but effective as of December 29, 1998.

                                        PURCHASER:

                                        STRATEGIC TIMBER PARTNERS, L.P.

                                        By: Strategic Timber Operating Co., its
                                            sole general partner

                                            By: /s/ Joseph E. Rendini
                                               ---------------------------

                                              Name: Joseph E. Rendini
                                              Its:  Vice President





                                     SELLER:

                                     /s/ C. Edward Broom
                                     ----------------------------------
                                     C. EDWARD BROOM

                                     INTERVENOR:

                                     /s/ Joan M. Broom
                                     ----------------------------------
                                     JOAN M. BROOM

                          A C K N O W L E D G M E N T S


STATE OF NEW HAMPSHIRE

COUNTY OF MERRIMACK


                 On this 7th day of April, 1999, before me, the undersigned Notary Public, duly commissioned and qualified in and for the County of Merrimack, State of New Hampshire, personally came and appeared Joseph E. Rendini, who, after being duly sworn, declared that he signed the foregoing instrument as Vice President of Strategic Timber Operating Co., a Delaware corporation, as his and such corporation's voluntary act as the sole general partner of Strategic Timber Partners, LP, a Delaware limited partnership, for the purposes described therein.

WITNESSES:
        [Witness]
---------------------------------
                                             /s/ Joseph E. Rendini
                                             ----------------------------------
                                             Joseph E. Rendini
        [Witness]
---------------------------------

                           /s/ Linda L. Miller
                           ---------------------------
                                  Notary Public

                             My commission expires:

                                    6/22/99
                                -----------------

                                  [NOTARY SEAL]

STATE OF NEW HAMPSHIRE

COUNTY OF MERRIMACK


                  On this 7th day of April, 1999, before me, the undersigned Notary Public, duly commissioned and qualified in and for the County of Merrimack, State of New Hampshire, personally came and appeared C. Edward Broom, who, after being duly sworn, declared that he signed the foregoing instrument voluntarily for the purposes described therein.

WITNESSES:
        [Witness]
---------------------------
                                           /s/ C. Edward Broom
                                           ------------------------------
                                           C. Edward Broom
        [Witness]
---------------------------


                           /s/ Linda L. Miller
                           ---------------------------
                                  Notary Public

                             My commission expires:
                                    6/22/99
                             ----------------------

                                  [NOTARY SEAL]

STATE OF NEW HAMPSHIRE

COUNTY OF MERRIMACK


                  On this 7th day of April, 1999, before me, the undersigned Notary Public, duly commissioned and qualified in and for the County of Merrimack, State of New Hampshire, personally came and appeared Joan M. Broom, who, after being duly sworn, declared that she signed the foregoing instrument voluntarily for the purposes described therein.

WITNESSES:

           [WITNESS]
--------------------------------
                                              /S/ JOAN M. BROOM
                                             ----------------------------------
                                             Joan M. Broom
           [WITNESS]
--------------------------------

                            /s/ LINDA L. MILLER
                           --------------------------
                                  Notary Public

                             My commission expires:
                                    6/22/99
                            ------------------------

                                  [NOTARY SEAL]

                                    EXHIBIT A

                               DESCRIPTION OF LAND


A.       ALLEN PARISH


TOWNSHIP          RANGE      SECTION     DESCRIPTION                                                      ACRES
--------          -----      -------     -----------                                                      -----

4S                3W         31          W/2 OF NW/4                                                       80

4S                4W         36          N/2 OF NE/4 OF SW/4, W/2 OF NE/4                                 100

4S                4W         36          N/2 OF NW/4 OF SE/4, SE/4 OF NW/4                                 60

4S                4W         36          E/2 OF NE/4 OF NW/4                                               20

4S                4W         33          E/2 OF SE/4 OF SE/4                                               20

4S                4W         34          S/2, less 2 acres sold to Mayo Benoit in E/2 of SW/4 and less    300
                                         that part lying East of abandoned road to Oakdale in S/2 of
                                         SE/4, 1 acre from Coleman Darbonne in NE/4 of SW/4 Pur 2/90

5S                3W         29          SW/4                                                             160

5S                4W         3           W/2 OF NW/4 less 1 acre sold to C.J. Darbonne, NW/4 OF SW/4      119

5S                4W         4           E/2                                                              320

5S                4W         30          W/2, W/2 OF E/2 OF NE/4                                          360

5S                4W         30          W/2 OF NE/4, W/2 OF NE/4 OF SE/4                                 100

5S                4W         30          NW/4 OF SE/4                                                      40

5S                4W         31          SW/4 OF NW/4, SE/4 OF SW/4                                        80

5S                4W         31          S/2 OF NE/4 OF SW/4                                               20

5S                4W         31          W/2 OF SW/4 OF SE/4                                               20

5S                4W         19          S/2 OF SW/4 South of SR #1151                                     40

6S                3W         28          W/2 OF SW/4 OF NW/4                                               20

6S                3W         18          S/2 OF S/2                                                       160



6S                3W         19          S/2 OF SE/4                                                       80

6S                3W         22          SE/4, W/2 OF NE/4, S/2 OF SE/4 OF SW/4                           260

6S                4W         13          SE/4 OF SE/4, W/2 OF SE/4, SE/4 OF NW/4                          160

6S                4W         13          NE/4 OF SW/4, E/2 OF NW/4 OF SW/4                                 60

6S                4W         13          E/2 OF SW/4 OF NW/4, SW/4 OF NE/4 OF NW/4                         30

6S                4W         24          E/2 OF NE/4                                                       80

6S                4W         2           W/2 OF NW/4                                                       80

6S                4W         3           SE/4 OF NE/4, S/2 OF SW/4, N/2 OF SE/4                           200

6S                4W         3           W/2 OF SW/4 OF SE/4, NE/4 OF SW/4 OF SE/4                         30

6S                4W         10          N/2 OF NW/4, SE/4 OF NW/4, SW/4 OF NE/4                          160

6S                4W         10          W/2 OF NW/4 OF NE/4, W/2 OF SE/4                                 100

6S                4W         10          SW/4, SE/4 OF NW/4 OF NE/4                                       170

6S                4W         15          NW/4 OF SE/4, W/2 OF NE/4                                        120

6S                4W         15          N/2 OF NW/4, N/2 OF SE/4 OF NW/4                                 100

6S                4W         16          NW/4, N/2 OF NE/4 OF SW/4                                        180

6S                5W         1           W/2 OF E/2                                                       160

6S                5W         1           E/2 OF W/2 East of Parish Road                                   100

6S                5W         24          N/2 OF N/2, SE/4 OF NE/4 lying east of Highway 165               199

7S                6W         2           S/2 OF SE/4 South of LA #383                                      10

7S                6W         11          NE/4, W/2 OF E/2 OF SE/4                                         200

7S                6W         11          NW/4 OF SE/4                                                      40

7S                6W         14          SW/4, S/2 OF NW/4                                                240

7S                6W         14          E/2 OF SE/4, SW/4 OF NE/4                                        120

7S                6W         15          SE/4, E/2 OF SW/4 less 14 acres sold to J.T. Nevils              226

B.       BEAUREGARD PARISH


6S                8W         19          W/2 OF NW/4 less Highway R/W (6.935 acres) on west side           73

6S                8W         19          N/2 OF SW/4 OF SW/4 less 2 acres sold in NW corner of SW/4 of     18
                                         SW/4 to Beauregard Electric 5/95

7S                8W         33          SE/4 OF NE/4, N/2 OF SE/4                                        120

7S                8W         34          E/2 OF NE/4, N/2 OF SE/4                                         160

7S                9W         33          W/2 OF NE/4 OF SE/4                                               20

C.       CALCASIEU PARISH


8S                9W         4           NW/4                                                             160

D.       JEFFERSON DAVIS PARISH


7S                6W         20          S/2 OF NE/4 OF NE/4, SE/4 OF SE/4                                 60

7S                6W         20          E/2 OF SW/4 OF NE/4, SE/4 OF NE/4                                 60

7S                6W         20          E/2 OF NE/4 OF SE/4                                               20

7S                6W         21          SE/4, N/2 OF SW/4, SW/4 OF NW/4                                  280

7S                6W         22          E/2 OF NE/4, NW/4 OF NE/4                                        120

7S                6W         23          N/2 OF NW/4                                                       80

8S                6W         27          S/2 OF SE/4                                                       80

8S                6W         27          SE/4 OF NE/4                                                      40

8S                6W         26          N/2 OF NW/4, NW/4 OF NE/4                                        120

9S                6W         28          NE/4 OF NW/4 less 13.795 acres to LA Department of Highways,      66
                                         NW/4 OF NE/4


                                                                     TOTAL ACRES               6,601.00


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